July 20, 2011

Via EDGAR and Federal Express

Division of Corporation Finance

United States Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-3628

Attention: Mr. Daniel F. Duchovny

Re:	Telvent GIT, S.A.
Schedule TO-T/A filed July 7, 2011 by Schneider Electric España,
S.A.U. and Schneider Electric SA
SEC File No. 005-80455

Dear Mr. Duchovny:

On behalf of our clients, Schneider Electric España, S.A.U. (“Offeror”) and Schneider Electric SA (“Schneider Electric”), we are writing in response to the comments of the staff (the “Staff”) of the United States Securities and Exchange Commission (the “Commission”) contained in the letter dated July 11, 2011 (the “Comment Letter”), with respect to the Schedule TO-T/A filed with the Commission by Offeror and Schneider Electric on July 7, 2011. In connection with this response to the Comment Letter, Offeror and Schneider Electric are simultaneously filing Amendment No. 3 (“Amendment No. 3”) to the Schedule TO-T filed with the Commission by Offeror and Schneider Electric on June 21, 2011, and amended on July 1, 2011 and July 7, 2011 (as so amended, the “Schedule TO”).

Set forth below is the response of Offeror and Schneider Electric to each comment contained in the Comment Letter. For the convenience of the Staff, each of the Staff’s comments is restated in italics prior to the response to such comment. Capitalized terms used but not defined herein are used as defined in the Offer to Purchase dated June 21, 2011, attached as Exhibit (a)(1)(A) to the Schedule TO.

Offer to Purchase

Summary Term Sheet, page s-i

1.	We note your response to prior comment 1 and disagree with your analysis. It is unclear how compliance with section 29(a) of the Securities Exchange Act of 1934 as to holders other than the parties to the Irrevocable Undertaking Agreements satisfies your obligations with respect to the parties to the referenced agreements. Please tell us whether the parties to the referenced agreements may withdraw any tendered securities in spite of the terms of the agreements.

Response: Offeror and Schneider Electric are aware of the Staff’s position on the potential application of section 29(a) and (b) of the Securities and Exchange Act of 1934 (the “Exchange Act”) to the agreements not to withdraw tendered Shares that are contained in the Irrevocable Undertaking Agreements. Offeror and Schneider Electric confirm that the terms of the Offer provide all shareholders, including shareholders that are parties to the Irrevocable Undertaking Agreements, with withdrawal rights in accordance with the Exchange Act. Offeror and Schneider Electric respectfully submit that the exercise of such withdrawal rights by the parties to the Irrevocable Undertaking Agreements would give rise to such remedies as Offeror and Schneider Electric are afforded under the Transaction Agreement and the Irrevocable Undertaking Agreements.

The Transaction Documents, page 24

2.	We note your response to prior comment 3. Please revise your disclosure to include a brief description of the expected benefits of this offer that are currently only included in exhibits that appear not to have been delivered to security holders together with the offer document.

Response: In response to the Staff’s comment, Amendment No. 3 revises Section 11—“Purpose of the Offer; Plans for Telvent; Appraisal Rights” of the Offer to Purchase to include a brief description of the expected benefits of the Offer.

Source and Amount of Funds, page 43

3.	We note your response to prior comment 4. Please clarify in your offer document, if true, that no borrowed funds will be required for the purpose of the tender offer. Alternatively, please provide the disclosure required by Item 1007(d) of Regulation M-A.

Response: In response to the Staff’s comment, Amendment No. 3 revises Section 13—“Source and Amount of Funds” of the Offer to Purchase to include the disclosure required by Item 1007(d) of Regulation M-A.

Conditions of the Offer, page 44

4.	We note your response to prior comment 5 and we reissue it. Please revise the disclosure to make clear that all conditions, other than those subject to government approvals, will be satisfied or waived on or before the expiration of the offer, not your acceptance of shares for payment. While you may announce extensions in compliance with rule 14e-1(d), it is our position that your obligation to assert or waive conditions arises at the time the offer expires. Please make similar revisions elsewhere in your offer document, as necessary.

Response: In response to the Staff’s comments, Offeror and Schneider Electric respectfully submit that they have reviewed carefully the rules and regulations of the Commission relating to the satisfaction of conditions to tender offers, the expiration of tender offers and the acceptance for payment of shares tendered pursuant to tender offers and the Commission’s published interpretations of those rules and regulations, as well as the court decisions interpreting those rules and regulations. The satisfaction of the conditions to the Offer is determined as of any then-scheduled Expiration Time, but such determination in respect of certain conditions necessarily can only be made, and the non-satisfaction of the condition asserted, after the Expiration Time but before acceptance for payment of Shares. The clearest example of this sequence of events would be the determination of whether a minimum condition to a tender offer had been satisfied. The satisfaction of this condition can only be determined after the then-applicable offer period has expired. Accordingly, Offeror and Schneider Electric believe that the Schedule TO and the Offer comply fully with the letter and spirit of the Commission’s rules and regulations relating to the satisfaction of conditions to tender offers and related matters.

* * * * *

We hope that these responses adequately address the Staff’s comments. If the Staff has any questions concerning this letter or requires further information, please do not hesitate to contact me at 212-909-6435.

Sincerely,

/s/ Paul S. Bird
Paul S. Bird

cc:	Peter Wexler, General Counsel and Senior Vice President Schneider Electric SA
Elena González-Anta, Chief Legal Counsel Schneider Electric España, S.A.U.

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